Exhibit 10.1

EXECUTION VERSION

Commitment Increase and Maturity Extension Agreement

This Commitment Increase and Maturity Extension Agreement (this “Agreement”), dated as of June 26, 2026, is among Cheniere Energy, Inc., a Delaware corporation (the “Borrower”), Société Générale, as Administrative Agent (the “Administrative Agent”), each Lender listed as an “Additional Commitment Lender” on Schedule I hereto (the “Additional Commitment Lenders”, each an “Additional Commitment Lender”) and each Lender listed as an “Extending Lender” on Schedule II hereto (the “Extending Lenders”, each an “Extending Lender”).

Preliminary Statements

A. The Borrower, the Administrative Agent, each Additional Commitment Lender and each Extending Lender are party to that certain Third Amended and Restated Revolving Credit Agreement, dated as of August 1, 2025 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders and Issuing Banks party thereto from time to time, the Administrative Agent and the other agents and arrangers party thereto from time to time. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

B. Pursuant to Section 2.21 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Commitments under the Credit Agreement by causing one or more Additional Commitment Lenders (which may include any existing Lender) to provide (or increase) a Commitment, up to a maximum aggregate Commitment amount for all Lenders, collectively, equal to $2,500,000,000.

C. On June 16, 2026, the Borrower gave notice to the Administrative Agent of its intention to increase the aggregate Commitments pursuant to Section 2.21 of the Credit Agreement (the “Commitment Increase”) by $500,000,000 to $1,750,000,000, which Commitment Increase is being allocated to each Additional Commitment Lender in the amount set forth in Schedule I.

D. Pursuant to Section 2.26 of the Credit Agreement, the Borrower may, upon notice to the Administrative Agent (which shall promptly notify the Lenders), request, subject to the terms and conditions thereof, a one-year extension of the Final Maturity Date then in effect, and within thirty (30) days of delivery of such notice, each Lender shall notify the Administrative Agent whether or not it consents to such extension.

E. On May 19, 2026, the Borrower gave notice to the Administrative Agent requesting a one-year extension of the Final Maturity Date from August 1, 2030 to August 1, 2031 (the “Maturity Extension”), and each Extending Lender party hereto is willing to consent to such Maturity Extension.

F. The Administrative Agent has notified the Borrower that the Extending Lenders, which together hold more than 50% of the aggregate amount of Commitments (calculated excluding Defaulting Lenders and prior to giving effect to any permitted replacements of Lenders) have consented to the proposed Maturity Extension.

G. The Borrower has delivered to the Administrative Agent a certificate, dated as of the Effective Date (as defined below), signed by an Authorized Officer of the Borrower in accordance with Section 2.26(b) of the Credit Agreement.

Accordingly, the parties hereto agree as follows:

Section 1. Increase of Commitment. As of the Effective Date (as defined below), the Commitment of each Additional Commitment Lender is hereby increased by an amount equal to the Incremental Commitment set forth opposite such Additional Commitment Lender in Schedule I, with the aggregate Commitments after giving effect to such increase being $1,750,000,000.

Section 2. Extension of the Maturity Date. As of the Effective Date (as defined below), the Final Maturity Date as to each Extending Lender is hereby extended from August 1, 2030 to August 1, 2031.

Section 3. Issuing Banks and Amendment of Appendix C of the Credit Agreement. Each of the Persons listed as an “Issuing Bank” in Schedule III hereto (each, an “Issuing Bank”) hereby agrees to be an Issuing Bank under the Credit Agreement. As of the Effective Date (as defined below), Appendix C (Fronting Limits) of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule III hereto. Pursuant to Section 9.5 of the Credit Agreement, each Issuing Bank listed in Schedule III, and each of the undersigned Lenders, hereby consents to such amendment.

Section 4. Joinder of New Lenders. By executing and delivering this Agreement, each lender listed as a “New Lender” on Schedule IV hereto (each, a “New Lender”) hereby agrees (i) to become a party to the Credit Agreement as a Lender as defined therein and (ii) to be bound by all the terms, conditions, representations, and warranties of the Credit Agreement and the other Financing Documents applicable to Lenders, and all references to the Lenders in the Financing Documents shall be deemed to include the New Lender. Without limiting the generality of the foregoing, the New Lender hereby agrees to make Loans to the Borrower and to acquire participations in Letters of Credit and Swing Line Loans from time to time during the Availability Period in an aggregate principal amount that will not result in the New Lender’s Revolving Exposure exceeding its Commitment. The Commitment of each New Lender is set forth opposite such New Lender in Schedule IV. As of the Effective Date (as defined below), each New Lender has delivered to the Administrative Agent such forms, certificates or other evidence, if any, with respect to withholding tax matters as such New Lender may be required to deliver pursuant to Section 2.17(c) (Status of Lenders) of the Credit Agreement.

Section 5. Increasing and Extending Lender Credit Decision. Each Additional Commitment Lender and each Extending Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. Each Additional Commitment Lender and each Extending Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 6. Effectiveness. This Agreement shall become effective only upon satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Effective Date”):

(a) the receipt by the Administrative Agent of the counterparts of this Agreement executed by the Borrower, the Administrative Agent, each Additional Commitment Lender and each Extending Lender;

(b) the receipt by the Administrative Agent of a certificate dated as of the Effective Date signed by an Authorized Officer of the Borrower (i) certifying that the Maturity Extension has been duly authorized by the Borrower, (ii) before and after giving effect to such extension, each of the representations and warranties in the Financing Documents shall be true and correct in all material respects on and as of the Effective Date (or, if stated to have been made solely as of an earlier date, as of such earlier date), except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects (after giving effect to any qualification therein) on and as of such date (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (iii) before and after giving effect to such extension no Default or Event of Default exists or will exist;

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(c) no Default or Event of Default shall have occurred and be continuing on the Effective Date; and

(d) the receipt by the Administrative Agent for its own account, or for the account of each Additional Commitment Lender and each Extending Lender entitled thereto, as applicable, all fees due and payable on the Effective Date pursuant to that certain Upfront Fee Letter (2026 Commitment Increase and Maturity Extension), dated as of the Effective Date, by and between the Borrower and the Administrative Agent.

Section 7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York.

Section 8. Consent to Jurisdiction. The provisions set forth in Section 9.15 (CONSENT TO JURISDICTION) of the Credit Agreement are incorporated by reference and shall apply mutatis mutandis as if fully set forth herein.

Section 9. Waiver of Jury Trial. The provisions set forth in Section 9.16 (WAIVER OF JURY TRIAL) of the Credit Agreement are incorporated by reference and shall apply mutatis mutandis as if fully set forth herein.

Section 10. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of an original executed counterpart of this Agreement. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

Section 11. No Novation. The parties acknowledge and agree that this Agreement is entered into pursuant to Sections 2.21 and 2.26 of the Credit Agreement solely to effect the Commitment Increase and the Maturity Extension contemplated hereby. This Agreement shall not constitute a novation of any Loans, Commitments or other Obligations under the Credit Agreement or any other Financing Document. All Obligations outstanding immediately prior to the Effective Date shall remain outstanding and continue in full force and effect after the Effective Date and shall continue to be governed by the Credit Agreement, as modified by this Agreement.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

Cheniere Energy, Inc., a Delaware corporation,
as the Borrower

By:	/s/ Matthew Healey
Name:	Matthew Healey
Title:	Senior Vice President, Finance and Treasury

Société Générale,
as the Administrative Agent

By:	/s/ Eric Kim
Name:	Eric Kim
Title:	Managing Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Société Générale,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Eric Kim
Name:	Eric Kim
Title:	Managing Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

MUFG Bank, Ltd.,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Traci Bankston
Name:	Traci Bankston
Title:	Authorized Signatory

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch,

as an Additional Commitment Lender, an Extending Lender and an Issuing Bank

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Managing Director

By:	/s/ Armen Semizian
Name:	Armen Semizian
Title:	Managing Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Banco Santander, S.A., New York Branch,

as an Additional Commitment Lender, an Extending Lender and an Issuing Bank

By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Managing Director

By:	/s/ Zara Kamal
Name:	Zara Kamal
Title:	Executive Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Bank of America, N.A.,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Bank of China, New York Branch,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Canadian Imperial Bank of Commerce, New York Branch,
as an Additional Commitment Lender, an Extending Lender and an Issuing Bank

By:	/s/ Stefan Tribelhorn
Name:	Stefan Tribelhorn
Title:	Executive Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Citibank, N.A.,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Gabriel Juarez
Name:	Gabriel Juarez
Title:	Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Crédit Agricole Corporate and Investment Bank,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

DBS Bank Ltd.,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Goh Soo Ching
Name:	Goh Soo Ching
Title:	Assistant Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Goldman Sachs Bank USA,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Andrew Vernon
Name:	Andrew Vernon
Title:	Authorized Signatory

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

HSBC Bank USA, N.A.,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Balaji Rajgopal
Name:	Balaji Rajgopal
Title:	Managing Director: Energy Materials & Power

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

ING Capital LLC,
as an Additional Commitment Lender and an Extending Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	MD

By:	/s/ Gabriel d’Huart
Name:	Gabriel d’Huart
Title:	Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Intesa Sanpaolo S.p.A., New York Branch,

as an Additional Commitment Lender and an Extending Lender

By:	/s/ Javier Richard Cook
Name:	Javier Richard Cook
Title:	Managing Director

By:	/s/ Jennifer Feldman Facciola
Name:	Jennifer Feldman Facciola
Title:	Business Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

JPMorgan Chase Bank, N.A.,

as an Additional Commitment Lender and an Extending Lender

By:	/s/ Omar Valdez
Name:	Omar Valdez
Title:	Executive Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Mizuho Bank, Ltd.,

as an Additional Commitment Lender and an Extending Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Morgan Stanley Senior Funding, Inc.,

as an Additional Commitment Lender and an Extending Lender

By:	/s/ Nishant Gidvani
Name:	Nishant Gidvani
Title:	Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Natixis, New York Branch,

as an Additional Commitment Lender, an Extending Lender and an Issuing Bank

By:	/s/ Yash Anand
Name:	Yash Anand
Title:	Managing Director

By:	/s/ Nathan Talburt
Name:	Nathan Talburt
Title:	Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Royal Bank of Canada,

as an Additional Commitment Lender and an Extending Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Standard Chartered Bank,

as an Additional Commitment Lender and an Extending Lender

By:	/s/ Ghislain Boukosso
Name:	Ghislain Boukosso
Title:	Director, Assistant Relationship Manager

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Sumitomo Mitsui Banking Corporation,

as an Additional Commitment Lender, an Extending Lender and an Issuing Bank

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Executive Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

The Bank of Nova Scotia, Houston Branch,

as an Additional Commitment Lender, an Extending Lender and an Issuing Bank

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Truist Bank,

as an Additional Commitment Lender and an Extending Lender

By:	/s/ Catherine Strickland
Name:	Catherine Strickland
Title:	Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

Wells Fargo Bank, National Association,

as an Additional Commitment Lender and an Extending Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Executive Director

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

CoBank ACB,
as an Additional Commitment Lender

By:	/s/ Josh Wolfe
Name:	Josh Wolfe
Title:	Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

The Bank of New York Mellon,
as an Additional Commitment Lender

By:	/s/ Tak Cheng
Name:	Tak Cheng
Title:	Senior Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

U.S. Bank National Association,
as an Additional Commitment Lender

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Senior Vice President

[ Signature Page to Commitment Increase and Maturity Extension Agreement]

CaixaBank, S.A. United Kingdom Branch,
as an Additional Commitment Lender

By:	/s/ Sergi Periago Estornell
Name:	Sergi Periago Estornell
Title:	Head of Client Coverage

By:	/s/ Victor Granero
Name:	Victor Granero
Title:	Country Manager UK

[ Signature Page to Commitment Increase and Maturity Extension Agreement]